UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      March 15, 2006

CVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	0-10140 (Commission file number)	95-3629339 (I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California (Address of principal executive offices)	91764 (Zip Code)

Registrant’s telephone number, including area code:      (909) 980-4030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

        On March 15, 2006, the Compensation Committee of CVB Financial Corp. (“CVB”) approved new annual salaries for CVB’s executive officers (the “Executive Officers”). The annual salaries are as follows: D. Linn Wiley, President and Chief Executive Officer, $565,000; Edward J. Biebrich, Jr., Executive Vice President and Chief Financial Officer, $265,000; Jay W. Coleman, Executive Vice President, Sales and Service, $265,000; Edward J. Mylett, Jr., Executive Vice President, Credit Management Division, $245,000; and R. Scott Racusin, Executive Vice President, Financial Advisory Services Division, $200,000. A schedule reflecting these salaries is attached hereto as Exhibit 10.1.

        In addition, on March 15, 2006, the Compensation Committee approved and awarded 20,000 shares of CVB’s common stock at an exercise price of $17.00 to Mr. Edward J. Mylett, Jr., Executive Vice President, Credit Management Division. The stock option vests in equal installments over a five year period. The option was granted pursuant to CVB’s 2000 Stock Option Plan.

        Also on March 15, 2006, the Compensation Committee approved new Severance Compensation Agreements for each of the Executive Officers, including its President and Chief Executive Officer. These agreements provide that in the event a “Change in Control,” as described below, occurs during the executive’s employment and (i) the executive’s employment is terminated by us or Citizens Business Bank or any successor, other than for cause, within one year of the completion of such Change of Control, or (ii) the executive terminates or resigns employment for Good Reason, as described below, within one year of the completion of a Change in Control, the executive shall receive an amount equal to twice (2) the executive's annual base compensation plus two times (2) the average of the last two years' bonuese paid to the executive for the last calendar year immediately preceding the Change in Control. This amount will be paid in installments over a period of time after the effective date of termination of the executive's employment.

        A “Change in Control” occurs if, among other things:

(i)

any one person, or more than one person acting as a group, acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition) ownership of stock of the Company or the Bank possessing more than 50% of the total voting power of the Company’s or the Bank’s stock; provided, however, it is expressly acknowledged by the Executive that this provision shall not be applicable to any person who is, as of the date of this Agreement, a Director of the Company or the Bank;

(ii)

a majority of the members of the Company’s or the Bank’s Board of Directors is replaced during any 12 month period by directors whose appointment for election is not endorsed by a majority of the members of the Company’s or the Bank’s board prior to the date of the appointment or election;

(iii)

a merger or consolidation where the holders of the Bank’s or the Company’s voting stock immediately prior to the effective date of such merger or consolidation own less than 50% of the voting stock of the entity surviving such merger or consolidation;

(iv)

any one person, or more than one person acting as a group, acquired (or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or persons) assets from the Bank that have a total fair market value greater than 50% of the total fair market value of all of the Bank’s assets immediately before the acquisition or acquisitions; provided, however, transfer of assets which otherwise would satisfy the requirements of this subsection (iv) will not be treated as a change in the ownership of such assets if the assets are transferred to:

(a)	an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly by the Company or the Bank; (b) a person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company or the Bank; or

(b)	a person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company or the Bank; or

(c)	an entity, at least 50% of the total value or voting power is owned, directly or indirectly by a person who owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Bank.

         “Good Reason” includes (i) the executive's then current level of annual base salary or employee benefit coverage is reduced; (ii) the executive suffers a material diminution in, among other items, title, authority or responsibilities; or (iii) the executive's principal business office is relocated by more than 50 miles from its existing location.

         These agreements supersede in their entirety the original severance agreements entered into by and between the Executives and the Bank on April 1, 2004 and August 31, 2005. These agreements will terminate on March 15, 2009 if a “Change in Control” has not occurred prior to such date.

Item 9.01         Financial Statements and Exhibits.

                           (a)        Financial Statements

                                        Not Applicable

                           (b)        Pro Forma Financial Information

                                        Not Applicable

                           (c)        Shell Company Transactions

                                        Not Applicable

                           (d)        Exhibits

                                        10.1        Schedule of Base Salaries of Named Executive Officers of the Registrant for 2006

                                        10.2        Severance Compensation Agreement for D. Linn Wiley

                                        10.3        Severance Compensation Agreement for Edward J. Biebrich, Jr.

                                        10.4        Severance Compensation Agreement for Jay W. Coleman

                                        10.5        Severance Compensation Agreement for Edward J. Mylett, Jr.

                                        10.6        Severance Compensation Agreement for R. Scott Racusin

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                        CVB FINANCIAL CORP.
                                                                                                                        (Registrant)

Date: March 20, 2006	By: /s/ Edward J. Biebrich, Jr. Edward J. Biebrich, Jr., Executive Vice President and Chief Financial Officer